Exhibit 99.1

Franklin Financial Network, Inc. (NYSE:FSB) Quarterly Investor Presentation July 2019

Forward - Looking Statements Except for the historical information contained herein, this presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward - looking statements include, among other things, statements regarding intent, belief or expectations of the Company and can be identified by the use of words such as "may,” “likely,” "will," "should," "would,“ “could,” "assume," "ou tlook," "seek," "plan," "believe,“ "intend," "estimate," "forecast," and other comparable terms. The Company intends that all such statements be subject to the “safe harbor” provisions of those Act s. Because forward - looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied. Investors are cautioned not to place und ue reliance on these forward - looking statements and are advised to carefully review the discussion of forward - looking statements and risk factors in documents the Company files with the Securi ties and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law. Use of non - GAAP Financial Measures Some of the financial data included in this presentation and our selected historical consolidated financial information are n ot measures of financial performance recognized by GAAP. Our management uses these non - GAAP financial measures in its analysis of our performance:  "Common equity” is defined as total shareholders’ equity at end of period less the liquidation preference value of the prefer red stock;  “Tangible common equity” is common equity less goodwill and other intangible assets;  “Total tangible assets” is defined as total assets less goodwill and other intangible assets;  “Other intangible assets” is defined as the sum of core deposit intangible and SBA servicing rights;  "Tangible book value per share" is defined as tangible common equity divided by total common shares outstanding. This measure is important to investors interested in changes from period - to - period in book value per share exclusive of changes in intangible assets;  “Tangible common equity ratio” is defined as the ratio of tangible common equity divided by total tangible assets. We believe th at this measure is important to many investors in the marketplace who are interested in relative changes from period - to period in common equity and total assets, each exclusive of ch anges in intangible assets;  “Core Return on Average Tangible Common Equity” is defined as annualized core net income available to common shareholders div ide d by average tangible common equity;  “Core Efficiency Ratio” is defined as noninterest expense divided by our operating revenue, which is equal to net interest in com e plus noninterest income with all adjusted to certain one - time expenses;  “Core Diluted Earnings Per Share” is defined as reported earnings per share adjusted for certain one - time expenses;  “Core Non - Interest Income” is defined as non - interest income adjusted for certain one - time items;  “Core Non - Interest Expense” is defined as non - interest expense adjusted for certain one - time items;  “Core Compensation Expense” is defined as compensation expense adjusted for certain one - time items; and  “Core Net Income” is defined as “Net Income Available to Common Shareholders” adjusted for certain one - time items.  “Pre - tax pre - provision core profit” is defined as pre - tax core net income and provision for loan losses. We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non - GAAP financial measures have a number of limitation s. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non - GAAP financial me asures that other companies use.

Strong Foundation & Momentum Soundness Growth Profitability 1 Driving long - term value creation • Value - based client services • Strong sense of community • Relationship - driven commercial and private banking business • Leadership and governance • Leading position in great markets • Strong capital and disciplined credit • Scalable, efficient technology and systems

Leading Nashville Bank 2 Nashville Brentwood Nolensville Smyrna Murfreesboro Thompson’s Station Franklin Rank Bank Branches Deposits ($bn) Market Share 1 Pinnacle 30 $9,013 14.7% 2 Bank of America 33 8,636 14.1 3 Regions 66 7,610 12.4 4 SunTrust 44 6,359 10.4 5 First Horizon 44 4,901 8.0 6 Franklin Financial 14 3,401 5.5 7 U.S. Bancorp 54 2,049 3.3 8 Wilson Bank 24 1,918 3.1 9 Fifth Third Bancorp 33 1,883 3.1 10 Wells Fargo 12 1,759 2.9 Total Nashville MSA - $61,413 Nashville MSA Source: SNL Financial Note: $ in billions. Branch information pro forma as of June 30, 2018 Footprint Rank County Branches Deposits ($bn) Market Share 1 Williamson, TN 8 $2,709 28.2% 2 Rutherford, TN 6 609 13.4 10 Davidson, TN 1 83 0.2 Market share by County Strong presence in Nashville MSA and industry lead in Williamson County Tennessee

Highly Experienced Management Team 3 Chris Black Chief Financial Officer  Previously held senior roles at FB Financial  Held positions at Merrill Lynch & Co. and ISI Group, specializing in the Banking Sector  Served for over 9 years as officer and pilot in the U.S. Air Force  B.S. Engineering from Cornell University and M.B.A from Auburn University David McDaniel Chief Lending Officer  Leads the Williamson County, Corporate / Healthcare and Leasing banking teams  24 years of banking experience having previously held roles at Community First Bank, AmSouth Bank, First American Bank, Equitable Securities and Merrill Lynch  Graduate of University of Tennessee and graduate of ABA Private Client Wealth Management school at Emory Lee Moss President  Joined Franklin Synergy Bank in 2014 upon the sale of MidSouth Bank to Franklin Synergy  Served as Chairman and CEO of MidSouth Bank and has held roles at Third National Bank and SunTrust  Graduate of the University of Tennessee, majoring in Banking J. Myers Jones, III Chief Executive Officer  Previously served as President and CEO of Franklin National Bank for 13 years prior to its acquisition by Fifth Third Bank  Held Executive Vice President of Commercial Lending role at Cadence bank  Graduate of Austin Peay State University and Herbert V. Prochnow Graduate school of Banking at the University of Wisconsin Eddie Maynard Chief Credit Officer  Previously Vice President in Credit and Commercial areas at Franklin National Bank for 8 years prior to its acquisition by Fifth Third Bank  Most recently served as Assistant Chief Credit Officer at Franklin Synergy Bank  Graduate of West Virginia University and the Graduate School of Banking at Louisiana State University Terry Howell Chief Operating Officer  Previously served as Chief Operating Officer at Civic Bank & Trust and Chief Financial Officer at First Tennessee Bank  Over 30 years of financial services experience  Graduate of Executive Masters of Business Administration program at University of Memphis’ Fogelman College of Business and undergrad from University of Tennessee

$46 $193 $272 $350 $465 $578 $796 $1,356 $2,168 $2,943 $3,844 $4,249 $ - $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1'19 Q2'19 2019 2020 2021 $4,238 $4,072 Evolution of the Franchise 4 Total Assets ($mn) Phase I: De - novo on solid foundation Phase II: Growth & economies of scale Phase III: Balanced growth & profitability  Formed as a Tennessee corporation in April 2007 and commenced banking operations in November 2007  Raised $26 million in equity from institutional & local investors  Completed the acquisition of MidSouth Bank in July 2014, increasing the Nashville footprint  Launched IPO in 2015  Joins Russell 2000 index, S&P SmallCap 600 Index and NYSE Financial - 100 Index  3.9% annualized EPS and 16.0% annualized TBVPS growth since 2013  Completed acquisition of Civic Bank and Trust in 2018  Accelerated balance sheet rotation and optimization starting in 2018  Declared initial dividend in January 2019 and declared another dividend in April 2019  Initiated common stock repurchase plan

Key Highlights Financial Results (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. See “U se of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures 5 Financial Highlights and Recent Developments Three months ended June 30, 2019 Reported GAAP results Non-GAAP Core results (1) Diluted EPS $0.34 $0.34 Net income ($mn) $5.2 $5.2 ROAA 0.51% 0.51% ROATCE 5.6% 5.6% Efficiency ratio 60.0% 60.0% Growth & Profitability  Net interest margin (FTE) expansion of 4bps from 1Q’19 to 2.84%  Book value per share $26.90, 11.9% growth year - over - year; tangible book value per share $25.61, 12.9% growth year - over - year (1)  Net Income of $5.2 million in 2Q’19, including $7.0 million credit provision; $12.9 million pre - tax pre - provision profit  Balance sheet rotation of more than $300 million complete  Customer - driven loan growth of $73.1 million, or 10.4% annualized, and $408.3 million year - over - year, or 16.5%  Core deposit growth (retail and reciprocal) of 16.4% and brokered deposits reduction of 14.5%, year - over - year  Securities portfolio reduction of $523.8 million since 2Q’18, which now represents 20.5% of assets, down from 32.6% at June 30, 2018  Began execution of share repurchase program with purchase of approximately $519 thousand  Net interest margin:  TBVPS:  Total assets ($mn):  Total deposits ($mn):  TCE / TA: 2.84% $25.61 $4,072.0 $3,146.6 9.2%

9.6% 11.5% 10.6% 14.4% 11.2% 12.3% 12.7% 6.9% 5.6% 9.6% 11.5% 10.6% 14.4% 9.5% 10.6% 12.7% 3.3% 5.6% 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Core ROATCE Reported ROATCE $4.6 $8.4 $16.1 $28.1 $33.4 $39.9 $10.2 $6.1 $5.2 $4.6 $8.4 $16.1 $28.1 $28.1 $34.5 $10.2 $2.9 $5.2 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Core Net Income Reported Net Income $21.0 $37.7 $59.4 $81.6 $97.0 $105.5 $26.9 $27.4 $27.4 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 $19.7 $31.8 $42.1 $51.7 $60.8 $73.5 $18.1 $22.6 $19.4 70.0% 66.7% 58.3% 53.4% 54.4% 58.7% 58.1% 59.8% 60.0% 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Non-Int. Expenses Core Efficiency Ratio (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclud es compensation - related non - recurring expenses and securities losses. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures Balancing Profitability and Growth Net Income (1) ($mn) Net Interest Income ($mn) Return on Average Tangible Common Equity (1) Non - Interest Expenses ($mn) Strong, sustainable earnings and return metrics driven by loan growth and disciplined credit and expenses 6 (1) 0.89% 0.87% 0.92% 1.06% 0.97% 0.98% 0.59% 0.97% 0.51% (1) 3.41% Net Interest Margin - FTE 3.74% 3.62% 3.42% 3.06% 2.74% 2.80% 2.71% 2.84% Core ROAA (1) (1)

$1.10 $1.27 $1.54 $2.42 $2.43 $2.71 $0.68 $0.41 $0.34 $1.10 $1.27 $1.54 $2.42 $2.04 $2.34 $0.68 $0.19 $0.34 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Core EPS Reported EPS $11.31 $12.89 $15.86 $19.92 $22.24 $24.32 $22.69 $25.00 $25.61 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Earnings Per Share Tangible Book Value Per Share (1) Earnings continue to support the growth and future profitability of the franchise while building tangible book value per share (2) 7 Sustaining Earnings Momentum and Tangible Book Value Growth (1) Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Core E PS excludes compensation - related non - recurring expenses and securities losses from 1Q’19. 2017 metrics adjusted for DTA write - down that was recorded in December 2017 related to the change in income tax regulations that resulted from the Tax Cuts and Jobs Act that was passed in late December 2017. See “Use of non - GAAP financial measures” and the Appendix hereto for a discussion and reconciliation of non - GAAP financial measures (2) See Forward - Looking Statements on page 1 (1)

35% 29% 22% 24% 26% 26% 26% 25% 24% 15% 20% 27% 30% 31% 31% 31% 32% 32% 20% 20% 21% 18% 21% 21% 21% 23% 23% 28% 30% 28% 27% 22% 22% 22% 21% 20% 2% 1% 1% 1% $416 $781 $1,292 $1,757 $2,257 $2,665 $2,472 $2,807 $2,880 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Residential Commercial Non-Owner CRE Construction Consumer & Other Diversified and Disciplined Loan Portfolio Loan Portfolio (1,2) ($mn) CRE & CLD Concentration Franchise defined by strong loan growth while maintaining diversification and credit discipline (1) Excluding Loans Held for Sale, commercial includes owner - occupied commercial real estate loans (2) Totals may not sum due to rounding (3) Risk - based capital at bank - level as defined in Call Report. 2Q’19 calculation is preliminary and subject to change 8 % of Risk-Based Capital (3) 4Q'18 1Q'19 2Q'19 CLD loans 132% 128% 128% Total CRE 263% 269% 277% Commercial real estate (CRE) concentrations  Positive trend in CRE and CLD concentration ratio due to continued shift in loan portfolio mix and strong increase in capital  No OREO on Balance Sheet as of June 30, 2019  CLD loan concentration is down from 211% at 4Q’14 to 128% as of 2Q’19 (which is under management guidance of 140%) and has been steady since 2017  Total CRE loan concentration is down from 352% at 4Q’14 to 277% as of 2Q’19, and has been steady since 2017

$397 $776 $890 $1,097 $1,385 $1,538 $1,566 $1,533 $1,531 $313 $125 $435 $437 $245 $342 $448 $822 $1,003 $783 $890 $629 $480 $40 $54 $476 $473 $780 $798 $817 $719 $699 $682 $1,172 $1,814 $2,392 $3,167 $3,432 $3,398 $3,316 $3,147 2013 2014 2015 2016 2017 2018 2Q'18 1Q'19 2Q'19 Retail & Other Reciprocal Local Government Brokered Public Funds Deposit Reciprocation Unlocks Balance Sheet Step : Balance Sheet Rotation  Through Q2’19, transitioned more than $300mn of planned lower - yielding securities into higher - yielding assets  Expect continued positive impact on core profitability metrics (1)  Positive capital impact as less capital exposed to mark - to - market accounting Step : Balance Sheet Optimization  Brokered deposits decreased $98.6mn from Q4’18, a decline of 24.9%, annualized  Reciprocal deposits increased $123.8 from Q4’18, an increase of 79.9%, annualized  Expect continued positive impact on core profitability metrics (1)  Will increase capital ratios as most capital efficient means of deployment identified (1) See Forward - Looking Statements on page 1 Accelerated Balance Sheet Actions Deposit Portfolio ($mn) Continued focus on retail deposits while leveraging public funds 9 Deposits Drive Strategic Repositioning 1 2

(1) Excluding Loans Held for Sale (2) 2Q’19 calculation is preliminary and subject to change with filing of quarterly regulatory reports Low risk, liquid balance sheet 10 Solid Credit and Low Risk Balance Sheet 2Q'18 1Q'19 2Q'19 Nonperforming Assets / Assets 0.13% 0.28% 0.12% Net Charge-Offs (Recoveries) / Loans (1) 0.00% 0.10% 1.04% Common Equity Tier 1 (2) 12.1% 11.3% 11.2% Tier 1 Capital (2) 12.1% 11.3% 11.2% Total Risk-Based Capital (2) 15.0% 14.0% 13.7% Cash & Securities / Assets 37.1% 28.8% 24.3% Loans (1) / Deposits 72.8% 84.7% 91.5% Risk Weight Risk-Weighted Assets / Assets (2) 68.5% 77.0% 82.5% Capacity Asset Quality Liquidity

0.35% 0.18% 0.16% 0.23% 0.13% 0.13% 0.12% 2013 2014 2015 2016 2017 2018 2Q'19 ALLL / NPAs ALLL / Gross Loans (1) NCOs / Avg. Loans (1) NPAs / Assets (2) 176% 313% 1046% 382% 429% 415% 583% 2013 2014 2015 2016 2017 2018 2Q'19 1.16% 0.85% 0.89% 0.93% 0.94% 0.88% 0.95% 2013 2014 2015 2016 2017 2018 2Q'19 (0.00%) 0.10% 0.01% 0.02% (0.02%) 0.00% 1.04% 2013 2014 2015 2016 2017 2018 2Q'19 11 (1) Excluding Loans Held for Sale (2) Nonperforming assets are non - accruing loans, loans ninety days past due and still accruing interest, and foreclosed real estate Asset Quality Remains Strong

Growth Profitability Asset Quality Proven, Successful Banking Model Key Drivers of FSB Performance 12

Appendix

Shared National Credit (“SNC”) & Healthcare Portfolios Note: $ in 000s * Annualized 2018 2019 QoQ YoY Second Quarter Third Quarter Fourth Quarter First Quarter Second Quarter Growth* Growth Total SNC $155,798 $162,588 $249,033 $228,538 $231,216 4.7% 48.4% % of Total Loans HFI 6.3% 6.4% 9.3% 8.1% 8.0% Healthcare $257,225 $285,284 $290,464 $320,611 $329,817 11.5% 28.2% SNC 107,894 103,772 123,097 107,156 118,460 42.3% 9.8% Non-SNC 149,331 181,512 167,367 213,455 211,358 (3.9%) 41.5% 13

Non - GAAP Reconciliations 14 $ in 000s except per share data Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclude s 1Q19 compensation - related, nonrecurring expenses and 4Q’18 compensation - related, nonrecurring expenses and securities losses Core net income Pre-tax net income $ 5,887 $ 3,235 $ 3,873 $ 11,617 $ 12,432 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities - - 4,160 - - Noninterest expenses Post employment and retirement expense - 4,143 3,151 - - Pre tax core net income $ 5,887 $ 7,378 $ 11,184 $ 11,617 $ 12,432 Pre-tax pre-provision core profit $ 12,918 $ 12,433 $ 12,159 $ 11,753 $ 13,002 Pre tax core net income $ 5,887 $ 7,378 $ 11,184 $ 11,617 $ 12,432 Core income tax expense 706 1,275 1,998 1,068 2,263 Core net income $ 5,181 $ 6,103 $ 9,187 $ 10,549 $ 10,169 Less: earnings attributable to noncontrolling interest 8 - 8 - 8 Core net income available to common shareholders 5,173 6,103 9,178 10,549 10,161 Less: earnings allocated to participating securities 42 71 100 100 161 Core net income allocated to common shareholders 5,131 6,032 9,078 10,449 10,000 Weighted average common shares outstanding fully diluted 14,894,140 14,804,830 14,821,540 14,903,751 14,814,059 Core diluted earnings per share Diluted earnings per share $ 0.34 $ 0.19 $ 0.25 $ 0.70 $ 0.68 Non-core items: Noninterest income (Gain) / Loss On Sales of Securities - - 0.28 - - Noninterest expenses Accrual for Post Employment Benefits - 0.28 0.21 - - Add'l earnings available to participative stock grants - - - - - Tax effect - (0.06) (0.13) - - Core diluted earnings per share $ 0.34 $ 0.41 $ 0.61 $ 0.70 $ 0.68 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 2019 2019 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter

Non - GAAP Reconciliations 15 Core efficiency ratio Total noninterest expense $ 19,370 $ 22,616 $ 21,689 $ 18,251 $ 18,050 Less post employment and retirement expense - (4,143) (3,151) - - Core noninterest expense $ 19,370 $ 18,473 $ 18,538 $ 18,251 $ 18,050 Net interest income 27,365 27,420 26,921 26,562 26,905 Total noninterest income 4,923 3,486 (384) 3,442 4,147 (Gain) / Loss On Sales of Securities - - 4,160 - - Core noninterest income 4,923 3,486 3,776 3,442 4,147 Core revenue $ 32,288 $ 30,906 $ 30,697 $ 30,004 $ 31,052 Efficiency ratio (GAAP) (1) 60.0% 73.2% 81.7% 60.8% 58.1% Core efficiency ratio 60.0% 59.8% 60.4% 60.8% 58.1% Tangible Assets Tangible Assets Total assets $ 4,071,971 $ 4,238,436 $ 4,249,439 $ 4,167,813 $ 4,165,238 Less goodwill 18,176 18,176 18,176 18,176 18,176 Less intangibles, net 709 844 991 1,151 1,323 Tangible assets $ 4,053,086 $ 4,219,416 $ 4,230,272 $ 4,148,486 $ 4,145,739 Tangible Common Equity Total shareholders' equity 393,516 383,421 372,740 356,074 348,059 Less goodwill 18,176 18,176 18,176 18,176 18,176 Less intangibles, net 709 844 991 1,151 1,323 Tangible common equity $ 374,631 $ 364,401 $ 353,573 $ 336,747 $ 328,560 Common shares outstanding 14,628,287 14,574,339 14,538,085 14,525,351 14,480,240 Book value per common share $ 26.90 $ 26.31 $ 25.64 $ 24.51 $ 24.04 Tangible book value per common share $ 25.61 $ 25.00 $ 24.32 $ 23.18 $ 22.69 Total shareholders' equity to total assets 9.7% 9.0% 8.8% 8.5% 8.4% Tangible common equity to tangible assets 9.2% 8.6% 8.4% 8.1% 7.9% 2019 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 2019 2018 Second Quarter First Quarter Second QuarterThird QuarterFourth Quarter $ in 000s except per share data (1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclude s 1Q19 compensation - related, nonrecurring expenses and 4Q’18 compensation - related, nonrecurring expenses and securities losses

Non - GAAP Reconciliations 16 (1) Annualized net income available to common shareholders utilized in calculating year - to - date return on average tangible common e quity (2) Annualized core net income utilized in calculating core return on average tangible common equity and core return on average a ss ets and average equity Non - GAAP financial measures that adjust GAAP reported net income and other metrics for certain income and expense items. Exclude s 1Q19 compensation - related, nonrecurring expenses and 4Q’18 compensation - related, nonrecurring expenses and securities losses. See “Use of non - GAAP financial measures” and the reconciliation tables above for a discussion and reconciliation of non - GAAP fin ancial measures. Return on average tangible common equity Total average shareholders' equity $ 388,460 $ 377,116 $ 360,709 $ 351,293 $ 340,175 Less average goodwill 18,176 18,176 18,176 18,176 18,383 Less intangibles, net 795 933 1,092 1,257 1,477 Average tangible common equity $ 369,489 $ 358,007 $ 341,441 $ 331,860 $ 320,315 Net income available to common sharesholders (1) $ 5,173 $ 2,901 $ 3,743 $ 10,549 $ 10,161 Return on average tangible common equity 5.6% 3.3% 4.3% 12.6% 12.7% Core return on average tangible equity Pre-tax net income $ 5,887 $ 3,235 $ 3,873 $ 11,617 $ 12,432 Adjustments: Add non-core items - 4,143 7,311 - - Less core income tax expense 706 1,275 1,998 1,068 2,271 Core net income (2) $ 5,181 $ 6,103 $ 9,178 $ 10,549 $ 10,161 Core return on average tangible common equity 5.6% 6.9% 10.7% 12.6% 12.7 % Core return on average assets equity Net income $ 5,173 $ 2,901 $ 3,743 $ 10,549 $ 10,161 Average assets 4,105,102 4,220,255 4,183,703 4,132,501 4,169,453 Average equity 388,480 377,116 360,709 351,293 340,175 Return on average assets 0.51% 0.3% 0.4% 1.0% 1.0 % Return on average equity 5.3% 3.1% 4.1% 11.9% 12.0 % Core net income (2) $ 5,181 $ 6,103 $ 9,178 $ 10,549 $ 10,161 Core return on average assets 0.51% 0.59% 0.87% 1.01% 0.98 % Core return on average equity 5.3% 6.6% 10.1% 11.9% 12.0 % Core total revenue Net interest income $ 27,365 $ 27,420 $ 26,921 $ 26,562 $ 26,905 Noninterest income 4,923 3,486 (384) 3,442 4,147 Adjustment (Gain) / Loss On Sales of Securities - - 4,160 - - Core total revenue $ 32,288 $ 30,906 $ 30,697 $ 30,004 $ 31,052 Annualized net income available to common shareholders (1) $ 20,749 $ 11,765 Annualized core net income (2) $ 20,781 $ 24,752 2019 2018 2019 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 2019 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter 2019 2018 Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter